UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1350 Old Bayshore Highway,

Suite 400

Burlingame, California 94010

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INVA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 12, 2026, Derek Small and Mark DiPaolo Esq. tendered their resignations from the Board of Directors of Innoviva, Inc. (the “Board” and the “Company”), in order to focus on the growth of Syndeio BioSciences Inc. (“Syndeio”), where Mr. Small serves as Chief Executive Officer and Mr. DiPaolo is expected to assume an executive position. The Company has made a series of investments into Syndeio and anticipates continuing to support Syndeio as a leader in the advancement of therapies for neuropsychiatric and related disorders.

The resignations of Messrs. Small and DiPaolo did not relate to any disagreement with the Company related to the Company’s operations, policies or practices.

(d)

On May 18, 2026, following the resignations of Messrs. Small and DiPaolo, the Board elected Josephine Linden to serve as a member of the Board of Directors (the “Linden Effective Date”). Mrs. Linden is the founder and has been the managing member and principal of Linden Global Strategies LLC, a New York-based investment management firm registered with the Securities and Exchange Commission, since September 2011. From September 2010 to July 2011, Mrs. Linden served as an Adjunct Professor in the Finance department of Columbia Business School. In November 2008, Mrs. Linden retired from Goldman, Sachs & Co. as a Partner and Managing Director after having been with the firm for more than 25 years. Mrs. Linden has also served as a public company board member for several companies. Mrs. Linden received an M.B.A. from the University of Chicago, with a specialization in Finance, and a B.A. from the University of Sydney. It is expected that Mrs. Linden will serve on the Board’s Audit Committee.

There is no arrangement or understanding between Mrs. Linden and any other persons, pursuant to which Mrs. Linden was selected as a director.

The Board has determined that Mrs. Linden qualifies as an independent director of the Board under the applicable independence rules of (A) the Securities and Exchange Commission and (B) the Nasdaq Global Select Market listing standards.

There have not been any transactions, nor are there any currently proposed transaction, in which Innoviva was or is to be a participant and the amount involved exceeds $120,000, and in which Mrs. Linden had or will have a direct or indirect material interest.

Pursuant to Innoviva’s non-employee director compensation program, on the Linden Effective Date, Mrs. Linden will receive the following awards under the Company’s 2026 Equity Incentive Plan: (i) a restricted stock unit (“RSU”) award in the amount of $125,000 (the “Initial RSU Award”); (ii) an RSU award in the amount of $206,250 (the “Prorated Annual RSU Award”); and (iii) an award of options to purchase 9,166 shares of common stock of the Company (the “Prorated Annual Option Award”). The Initial RSU Award vests in equal annual installments on each of the first two anniversaries of the Linden Effective Date, and the Prorated Annual RSU Award and Prorated Annual Option Award each vest in a single installment on the earlier of the date of the Company’s next annual stockholders’ meeting and the first anniversary of the Linden Effective Date, in each case, subject to Mrs. Linden’s continuous service through the applicable vesting date; provided that all such RSUs and options, to the extent then-unvested, will immediately vest in full upon a termination of Mrs. Linden’s service due to her death or disability or upon a change in control of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, and future events. Innoviva intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “expect”, “goal”, “intend”, “objective”,

“opportunity”, “plan”, “potential”, “target” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve substantial risks, uncertainties, and assumptions. These statements are based on the current estimates and assumptions of the management of Innoviva as of the date of this Current Report on Form 8-K and are subject to known and unknown risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Innoviva to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: expected cost savings; lower than expected future royalty revenue from respiratory products partnered with GSK; the commercialization of RELVAR®/BREO® ELLIPTA®, ANORO® ELLIPTA®, GIAPREZA®, XERAVA®, XACDURO® and NUZOLVENCE® in the jurisdictions in which these products have been approved; the strategies, plans and objectives of Innoviva (including Innoviva’s growth strategy and corporate development initiatives); the timing, manner, and amount of potential capital returns to shareholders; the status and timing of clinical studies, data analysis and communication of results; the potential benefits and mechanisms of action of product candidates; expectations for product candidates through development and commercialization; the timing of regulatory approval of product candidates; and projections of revenue, expenses and other financial items; the timing, manner and amount of capital deployment, including potential capital returns to stockholders; and risks related to the Company’s growth strategy. Other risks affecting Innoviva are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Innoviva’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (“SEC”) and available on the SEC’s website at www.sec.gov. Past performance is not necessarily indicative of future results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The information in this Current Report on Form 8-K is provided only as of the date hereof, and Innoviva assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: May 18, 2026	By:	/s/ Pavel Raifeld
Pavel Raifeld
Chief Executive Officer